EXHIBIT 10.2


                       VOID AFTER 5:00 P.M., EASTERN TIME,
                                ON APRIL 11, 2010


THIS WARRANT AND THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OR IN A TRANSACTION THAT, IN THE OPINION OF COUNSEL TO INTRAC, INC., QUALIFIES AS AN EXEMPT TRANSACTION UNDER THE SECURITIES ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER.

No. CS90                                                           20,000 Shares

                                  INTRAC, INC.
                     COMMON STOCK PURCHASE WARRANT AGREEMENT
                     ---------------------------------------

     INTRAC, INC., a Nevada corporation (the "Company"), hereby grants to TWO RIVERS GROUP HOLDINGS LLC (the "Initial Holder"), subject to the terms set forth in this Common Stock Purchase Warrant Agreement (the "Warrant Agreement"), the right to exercise Common Stock Purchase Warrants (the "Warrants") for the purchase from the Company of up to 20,000 shares (the "Shares") of the Company's Common Stock, at an exercise price of $3.00 per share, subject to adjustment from time to time pursuant to Section 3 hereof (the "Exercise Price"). The term "Common Stock" means, unless the context otherwise requires, the Company's Common Stock, par value $.001 per share, or other securities or property at the time deliverable upon the exercise of this Warrant.

     This Warrant is issued to the Initial Holder in consideration for investment relations consulting services through December 31, 2005, between the Initial Holder and Innovative Drug Delivery Systems, Inc., which became a wholly-owed subsidiary of the Company.

Exercise.
---------
Timing of Exercise. The Warrants shall be exercisable at any time in whole or in part from time to time commencing as of April 12, 2005 and expiring at 5:00 P.M., New York time, on April 11, 2010 (the "Expiration Date"), subject to earlier termination as provided herein, and may not be exercised thereafter. Manner of Exercise. The purchase rights evidenced by this Warrant Agreement shall be exercised by the Initial Holder or any person permitted by Section 6 hereof (collectively, "the Holder"), by surrendering this Warrant Agreement, together with the Notice of Exercise in the form of Exhibit A annexed hereto duly executed by the Holder, to the Company at the address in Section 11 hereof for sending of notices, accompanied by payment (in cash, by wire transfer or by certified or official bank check or checks) of the applicable Exercise Price. Net Issue Exercise.

     In lieu of making payment a monetary payment as provided in Section 1.2 hereof upon exercise, the Holder may elect, in its sole discretion, to receive shares of Common Stock equal to the value (as determined below) of the Warrants then being exercised by surrender of this Warrant Agreement to the Company, together with the Notice of Exercise and notice of the net issue election. Thereupon, the Company shall issue to the Holder the number of Shares computed using the following formula:

                                 X = Y(A-B) / A

Where:    X=   the number of Shares to be issued to the Holder pursuant to this Section 1.3.


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          Y=   the number of Shares in respect of which the net issue exercise is being made.

          A=   the current fair market value of one share of Common Stock.

          B= the Exercise Price at the time the net issue exercise is being made.

     For the purpose of this Section, the fair market value of the Shares shall mean with respect to each share of Common Stock:

     If the Shares are listed on any national securities exchange or quoted on the Nasdaq National Market, Nasdaq Small Cap Market or the OTC Bulletin Board, the average of the closing prices of the Shares, sold on the primary securities exchange or market on which the Shares are at the time listed or traded, for the ten (10) trading days immediately prior to the day the Notice of Exercise is received by the Company; or

     If the Shares are not quoted on any national securities exchange or quoted on the Nasdaq National Market, Nasdaq Small Cap Market or the OTC Bulletin Board, the average of the mean between the highest bid and lowest asked price on such a day in the domestic over-the-counter market as reported by the National Quotation Bureau or any similar successor organization, for the thirty (30) calendar days immediately prior to the day the Notice of Exercise is received by the Company;

     If there is no public market for the Shares, the price determined by the Board of Directors of the Company acting in good faith. Partial Exercise. This Warrant may be exercised for less than the full number of Shares available for exercise at the time the Notice of Exercise is submitted, in which case the number of Shares receivable upon the exercise of this Warrant as a whole, and the amount payable upon the exercise of this Warrant as a whole, shall be proportionately reduced. Upon any such partial exercise, the Company at its expense will forthwith issue to the Holder a new Warrant Agreement of like tenor calling for Warrants to purchase the number of shares of Common Stock as to which rights have not been exercised.

Delivery of Stock Certificates Upon Exercise. As soon as practicable after the exercise of any Warrants, and in any event within five (5) business days thereafter, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder or other person specified in the Notice of Exercise a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock to which the Holder shall be entitled upon such exercise, subject to compliance with Section 7 hereof. Any shares of Common Stock as to which this Warrant is exercised shall be deemed issued on and as of the date of such exercise, and the Holder shall thereupon be deemed to be the owner of record of such Shares.

Anti-Dilution Adjustments.
--------------------------
Change in Capitalization. If the Company shall at any time prior to the Expiration Date subdivide its outstanding Common Stock, by forward stock split or otherwise, or combine its outstanding Common Stock (including a reverse split), or issue additional shares of its Common Stock in payment of a stock dividend in respect of its Common Stock, the Shares shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Exercise Price then applicable to the Shares covered by the unexercised portion of the Warrants shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

Reclassification. In case of any reclassification, capital reorganization or change of the outstanding Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend covered by Section 3.1 hereof), at any time prior to the Expiration Date, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right prior to the Expiration Date to purchase, at a total price not to exceed that payable


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


upon the exercise of the unexercised portion of the Warrants, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization or change, by a holder of the number of shares of Common Stock of the Company which might have been purchased by the Holder immediately prior to such reclassification, reorganization or change, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Exercise Price and of the number of Shares purchasable upon exercise of the Warrants) shall thereafter be applicable in relation to any shares of stock and other securities and property thereafter deliverable upon exercise hereof.

Consolidation, Merger and Sale of Assets. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance and to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity or its parent corporation is a public reporting company under the Securities Exchange Act of 1934, as amended, and (ii) the consideration to be received by the holders of the Company's Common Stock includes publicly traded equity securities in the surviving entity or parent corporation, the Company agrees that a condition of such transaction will be that the successor or purchasing corporation, as the case may be, shall assume the obligations of the Company hereunder in writing. In the case of any such consolidation, merger or sale or conveyance, the Holder shall have the right until the Expiration Date upon payment of the Exercise Price in effect immediately prior to such action, to receive the kind and amount of shares and other securities and/or property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale or conveyance had this Warrant been exercised immediately prior to such action, subject to adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this
Section 3.3 shall similarly apply to successive consolidations, mergers, sales or conveyances.

Non-Public Successor. In case of any consolidation of the Company with or a merger of the Company into another corporation or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, upon any such consolidation, merger, sale or conveyance (i) the surviving entity is not a public reporting company (as defined above), or (ii) the consideration to be received by the holders of the Company's Common Stock does not include any publicly traded equity securities in the surviving entity or its parent corporation, the Company agrees that a condition of such transaction will be that the Company shall mail to the Holder at the earliest applicable time (and, in any event not less than ten (10) days before any record date for determining the persons entitled to receive the consideration payable in such transaction) written notice of such record date. Such notice shall also set forth facts as shall indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Exercise Price of and the kind and amount of the Shares and other securities and property deliverable upon exercise of the Warrants. Upon the closing of the transaction referenced in the foregoing notice, this Warrant Agreement and the Warrants hereunder to the extent then unexercised shall terminate.

Exchanges and Distributions With Respect to Common Stock. If the Company shall exchange for its Common Stock or distribute with respect to its Common Stock other securities issued by it, the Company shall give notice thereof to the Holder, and the Holder shall have the right thereafter (until the Expiration
Date) to exercise the Warrants for the kind and amount of shares of stock and other securities retained or received by a holder of the number of shares of Common Stock of the Company into which the Warrants might have been exercised immediately prior to such exchange or distribution, subject to adjustment as provided hereinabove.

Officer's Certificate. Whenever the Exercise Price or the number of shares of Common Stock subject to this Warrant Agreement is adjusted, the Company shall promptly mail to the Holder a notice of adjustment. The notice of adjustment shall include a brief statement of the facts requiring the adjustment and the manner of computing it, and shall be certified by the chief financial officer of the Company. The determination of the adjustment shall be


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


made by the Company in its sole discretion and shall be final and binding upon the Holder.

Shares to Be Fully Paid; Reservation of Capital Stock Issuable Upon Exercise of Warrants. The Company covenants and agrees that any Shares issued hereunder will, upon issuance, be fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof. The Company shall at all times reserve and keep available out of its authorized but unissued capital stock, solely for the issuance and delivery upon the exercise of the Warrants, such number of its duly authorized shares of Common Stock as from time to time shall be issuable upon the exercise of the Warrants.

Fractional Shares. The Company shall not issue fractions of shares of Common Stock upon exercise of the Warrants or scrip in lieu thereof. If any fraction of a share of Common Stock would, except for the provisions of this Section 5, be issuable upon exercise of the Warrants, then the number of shares of Common Stock to be issued shall be rounded up or down to the nearest whole share.

Transfer Restrictions. A Holder, including the Initial Holder or any subsequent Holder, may transfer this Warrant Agreement only to (i) any entity controlled by, controlling or under common control of the Holder, or for which the Holder is acting as the representative, (ii) one or more of its shareholders, directors, officers, members, employees or limited or general partners, or (iii) any member of the immediate family (which shall be deemed to include a spouse, parent, or child) of an individual Holder or trust for the benefit of any such individual. Prior to any such transfer, the Holder must deliver the Assignment Form in the form of Exhibit B hereto and provide information to the Company, in writing, regarding the proposed transferee sufficient for the Company to determine the eligibility of such transferee under this Section 6.

Securities Law Compliance.
--------------------------
Investment. Unless the Shares to be issued upon exercise of the Warrants are then included in an effective registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), the Holder, by accepting this Warrant Agreement, covenants and agrees that, at the time of exercise hereof, and at the time of any proposed transfer of the Warrants of Shares acquired upon exercise hereof, the Holder shall deliver to the Company a written statement that the securities acquired by the Holder upon exercise hereof are for the account of the Holder or are being held by the Holder as trustee, investment manager, investment advisor or as any other fiduciary for the account of the beneficial owner or owners for investment and are not acquired with a view to, or for sale in connection with, any distribution thereof (or any portion thereof) and with no present intention (at any such time) of offering and distributing such securities (or any portion thereof), and including such other representations as may be reasonably requested by counsel to the Company. Further, the Holder shall comply with such provisions of applicable state securities laws as counsel to the Company or other counsel reasonably acceptable to the Company shall advise.

Legend. Unless the Shares issuable upon exercise of the Warrants are registered under the Securities Act, upon exercise of any part of the Warrants and the issuance of any of such Shares, the Company shall instruct its transfer agent to enter stop transfer orders with respect to such Shares, and all certificates representing the Shares issued upon exercise hereof shall bear on the face thereof substantially the following legend, insofar as is consistent with applicable law:

             "The shares of Common Stock represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of unless registered pursuant to the provisions of that Act or an opinion of counsel to the Company is obtained stating that such disposition is in compliance with an available exemption from such registration."

No Registration Rights. The Holder acknowledges that it will have no demand, "piggy-back" or other rights for inclusion of the Shares in any registration statement which may hereafter be filed by the Company under the Securities Act.

Replacement of Warrant Agreement. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant Agreement and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement, and if requested by the Board of Directors, a bond in an amount reasonably satisfactory to it, or (in the case mutilation) upon surrender and cancellation hereof, the Company will issue in lieu thereof a new Warrant Agreement of like tenor.

Rights as a Warrant Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity except with respect to certificates representing shares of Common Stock issued upon exercise of this Warrant. The rights of the Holder are limited to those expressed in this Warrant Agreement and are not enforceable against the Company except to the extent set forth herein. Prior to due presentment for transfer of this Warrant Agreement, the Company may deem and treat the Holder as the absolute owner of this Warrant Agreement for purposes of any exercise hereof and for all other purposes and such right of the Company shall not be affected by any notice to the contrary.

Subdivision of Rights. This Warrant Agreement (as well as any new Warrants issued pursuant to the provisions of this Section) is exchangeable upon the surrender hereof by the Holder at the principal office of the Company for any number of new Warrants of like tenor and date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock of the Company that may be purchased hereunder.

Sending of Notices. All notices and other communications with respect to this Warrant Agreement shall be in writing and sent by express mail or courier service or by personal delivery, if to the Holder, to the address set forth at the end of this Warrant Agreement, and if to the Company, to 130 West 42nd Street, New York, New York 10036, or to such other address as either party hereto may duly give to the other.

Headings. The headings in this Warrant Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning of the terms hereof.

Change, Waiver, Discharge or Termination. This Warrant Agreement sets forth the entire agreement between the Company and the Holder with respect to the matters herein. Neither this Warrant Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

Binding. This Warrant Agreement shall be binding upon and inure to the benefit of the Company and the Holder, and their respective successors and assigns.

Governing Law. This Warrant Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to principles of conflicts of law.


                                           INTRAC, INC.



                                           By:
                                              ---------------------------------
Dated:  April 12, 2005                        Name:
                                              Title:


Agreed to:

TWO RIVERS GROUP HOLDINGS LLC


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By:
      Name:
      Title:



--------------------------
  Tax Identification No.


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